BNY FINANCIAL CORPORATION
A WHOLLY OWNED SUBSIDIARY OF THE BANK OF NEW YORK
NEW YORK'S FIRST BANK - FOUNDED 1784 BY ALEXANDER HAMILTON

                          1290 AVENUE OF THE AMERICAS, NEW YORK, N.Y. 10104
                                   212-408-7000




Signal Apparel Company, Inc. ("Signal")
P. O. Box 4296
200 Manufacturers Road
Chattanooga, TN 37405

The Shirt Shed, Inc. (Shirt Shed")
570 South Miami Street
Wabash, IN 46992

November 12, 1997

Re: Our Factoring Agreement with Signal bearing the effective date of May 23, 1991 as amended and supplemented (the "Signal Agreement") Factoring Agreement with Shirt
     Shed bearing the effective date of July 25, 1991 as amended and supplemented (the "Shirt Shed Agreement") (the Signal Agreement and the Shirt Shed Agreement herein collectively, the "Agreements")

Gentlemen:

We refer to each and both of the above mentioned Agreements between ourselves on the one hand and Signal and Shirt Shed on the other hand, and in particular to the covenants appearing therein in subparagraphs 11 (a) (iii) thereof (herein the "Tangible Net Worth Covenant"), 11 (a) (iv) thereof (herein the "Working Capital Covenant") and 11 (a) (v) thereof
(herein the "Pre-Tax Operating Earnings Covenant"; together with the Working Capital Covenant and the Tangible Net Worth covenant, herein collectively the "Covenants").

We hereby waive any default under the above Agreements to the extent arising out of the failure of Signal and/or Shirt Shed to be in compliance with the above specified Covenants as of September 27, 1997.

Except to the limited extent set forth herein: (a) no waiver of any other term condition, covenant, agreement or any other aspect of any of the Agreements is intended or implied; and (b) except for the specific period of time and circumstances covered by this letter, no other aspect of the Covenants referred to in this letter is waived, including without limitation for any other period or circumstance, and no such additional waiver is intended or implied. This limited waiver is therefore limited exclusively to the specific purposes and time period(s) for which it is given.

If the foregoing is in accordance with your understanding, would you kindly sign below to so indicate.

                                     Very truly yours,
                                     BNY FINANCIAL CORPORATION

                                     By:   /s/ Wayne Miller
                                           -------------------------
                                           Title: V.P.

AGREED:
Signal Apparel Company, Inc.

By: /s/ David E. Houseman
    ------------------------
    Title: CEO

AGREED:
Shirt Shed, Inc.

By: /s/ David E. Houseman
    ------------------------
    Title: CEO



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